Prospectus


Templeton Global Smaller
Companies Fund, Inc.

CLASS A, B & C


INVESTMENT STRATEGY
GLOBAL GROWTH


January 1, 2000


[LOGO(R)]
FRANKLIN(R) TEMPLETON(R)

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                   CONTENTS

                                   THE FUND
-------------------------------------------------------------------------------
[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End Callout]


                             2      Goal and Strategies

                             4      Main Risks

                             8      Performance

                             9      Fees and Expenses

                            11      Management

                            13      Distributions and Taxes

                            14      Financial Highlights

                                   YOUR ACCOUNT
-------------------------------------------------------------------------------
[Begin Callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End Callout]

                            16      Choosing a Share Class

                            21      Buying Shares

                            23      Investor Services

                            26      Selling Shares

                            28      Account Policies

                            31      Questions

                              FOR MORE INFORMATION
-------------------------------------------------------------------------------
[Begin Callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End Callout]


                                    Back Cover

THE FUND

GOAL AND STRATEGIES
-------------------------------------------------------------------------------
[INSERT GRAPHICS OF BULLSEYE AND ARROW]

GOAL The fund's investment goal is long-term capital growth.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund invests primarily in the equity securities of smaller companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.).

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

Depending upon current market conditions, the fund generally invests a portion (up to 35%) of its total assets in non-equity securities, including debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

[Begin callout]
The fund invests primarily in a globally diversified portfolio of smaller companies' equity securities.
[End Callout]


SMALLER COMPANIES Smaller companies generally are those with market capitalizations that would place them in the lowest 20% size class of companies whose equity securities are listed on a U.S. securities exchange or traded on the National Association of Securities Dealers Automated Quotations (NASDAQ) system. Based upon recent U.S. share prices, these companies typically have market capitalizations of between $50 million and $1 billion. The fund will invest 75% of its assets in these companies. In connection with this 75% strategy, the fund's board of directors has adopted an operating policy, which may be changed without shareholder approval, that the fund will not buy securities of companies with market capitalizations of more than $1 billion.

Because the fund may apply the U.S. size standard on a global basis, in some emerging markets the fund may invest in companies that qualify as small cap but still are among the largest in that market.


PORTFOLIO  SELECTION  The  Templeton  investment   philosophy  is  "bottom-up",
value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in global smaller companies' stocks.



 MAIN RISKS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF LINES GOING UP AND DOWN]


STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.


[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End Callout]


SMALLER  COMPANIES  Historically,  smaller  company  securities  have  been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.


COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements may affect the fund's share price and fund performance.


The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual. The definition of developing or emerging markets or countries as used by the fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.


COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates may affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

LIQUIDITY The fund may invest up to 10% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries. Reduced liquidity may have an adverse impact on market price and the fund's ability to sell particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the fund to obtain market quotations based on actual trades for the purpose of valuing the fund's portfolio.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.


YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the manager considers.


The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 11 for more information.

More detailed information about the fund, its policies (including temporary investments), and risks can be found in the fund's Statement of Additional Information (SAI).


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


PERFORMANCE
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[INSERT GRAPHIC OF A BEAR AND BULL]

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1/


[INSERT BAR GRAPH]


17.85%  -15.67%  39.52%  3.69%   31.85%  -4.59%  17.65%  22.09%   7.06%  -11.39%
-------------------------------------------------------------------------------
  89      90      91      92      93       94     95      96       97      98
                                       YEAR

[Begin callout]
BEST
QUARTER:
Q1 '91
24.21%

WORST
QUARTER:
Q3 '90
-21.33%
[End callout]



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998


                                                         1 YEAR  5 YEARS  10 YEARS
------------------------------------------------------------------------------------
Templeton Global Smaller Companies Fund - Class A/2/    -16.44%   4.14%    8.80%
MSCI World Index/3/                                      24.80%  16.19%   11.21%



                                                                           SINCE
                                                                         INCEPTION
                                                                 1 YEAR   (5/1/95)
-----------------------------------------------------------------------------------
Templeton Global Smaller Companies Fund - Class C/2/            -13.88%    6.02%
MSCI World Index/3/                                              24.80%   18.25%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 1999, the fund's year-to-date return was 1.99% for Class A.


2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. On January 1, 1993, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.



3. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.




FEES AND EXPENSES
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[INSERT GRAPHIC OF A PERCENTAGE SIGN]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS A    CLASS B/1/    CLASS C
----------------------------------------------------------------------------------
Maximum sales charge (load) as a
  percentage of offering price                    5.75%       4.00%        1.99%
   Load imposed on purchases                      5.75%       None         1.00%
   Maximum deferred sales charge (load)           None/2/     4.00%/3/     0.99%/4/
Exchange fee/5/                                  $5.00       $5.00        $5.00

Please see "Choosing a Share Class" on page 16 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                 CLASS A    CLASS B/1/    CLASS C
----------------------------------------------------------------------------------
Management fees                                   0.75%      0.75%         0.75%
Distribution and service (12b-1) fees             0.25%      1.00%         0.99%
Other expenses                                    0.39%      0.46%         0.39%
                                                ---------------------------------
Total annual fund operating expenses              1.39%      2.21%         2.13%
                                                =================================

1. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses for Class B are annualized. While the expenses for Class B and C are expected to be the same, the amounts shown above based on the fiscal year ended August 31, 1999, differ because Class B did not exist for the entire fiscal year.

2. Except for investments of $1 million or more (see page 16) and purchases by certain retirement plans without an initial sales charge

3. Declines to zero after six years.

4. This is equivalent to a charge of 1% based on net asset value.

5. This fee is only for market timers (see page 29).


EXAMPLE


This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year; and

o The fund's operating expenses remain the same.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------
If you sell your shares at the end of the period:
  CLASS A                                      $708/1/     $990    $1,292   $2,148
  CLASS B                                      $624        $991    $1,385   $2,337/2/
  CLASS C                                      $413        $760    $1,233   $2,537

If you do not sell your shares:
  CLASS B                                      $224        $691    $1,185   $2,337/2/
  CLASS C                                      $314        $760    $1,233   $2,537


1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.



MANAGEMENT
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF BRIEFCASE]

Templeton Investment Counsel, Inc. (Investment Counsel), Broward Financial Centre, Fort Lauderdale, FL 33394-3091, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $218 billion in assets.

The fund's lead portfolio manager is:


PETER A. NORI CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Nori has been a manager of the fund since 1997. He joined the Franklin Templeton Group in 1987.

The following individuals have secondary portfolio management responsibilities:

SIMON RUDOLPH, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Rudolph has been a manager of the fund since 1997. He joined the Franklin Templeton Group in 1997. Previously, he was an executive director with Morgan Stanley.

TUCKER SCOTT CFA, VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Scott has been a manager of the fund since 1999. He joined the Franklin Templeton Group in 1996. Previously, he worked for Aeltus Investment Management.

The fund pays Investment Counsel a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1999, the fund paid 0.75% of its average daily net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.


When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.


 DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF DOLLAR SIGN AND STACKS OF COINS]

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).


TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[End Callout]


Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF DOLLAR SIGN]


This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended August 31, 1999 and by other auditors for the fiscal years before August 31, 1999.


 CLASS A                                              YEAR ENDED AUGUST 31,
-------------------------------------------------------------------------------------
                                            1999/1/   1998    1997     1996    1995
-------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year           6.90     9.53    8.55     8.77    8.24
                                            ----------------------------------------
  Net investment income                       .13      .16     .13      .16     .11
  Net realized and unrealized gains (losses)  .66    (2.07)   1.77      .72     .62
                                            ----------------------------------------
Total from investment operations              .79    (1.91)   1.90      .88     .73
  Dividends from net investment income       (.11)    (.13)   (.13)    (.12)   (.11)
  Distributions from net realized gains      (.18)    (.59)   (.79)    (.98)   (.09)
                                            ----------------------------------------
Total distributions                          (.29)    (.72)   (.92)   (1.10)   (.20)
                                            ----------------------------------------
Net asset value, end of year                 7.40     6.90    9.53     8.55    8.77
                                            ========================================
Total return (%)/2/                         11.96   (21.64)  24.20    11.69    9.20

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1 million)     1,060    1,275   1,882   1,544    1,447
Ratios to average net assets: (%)
  Expenses                                   1.39    1.27    1.30     1.27    1.36
  Net investment income                      1.90    1.69    1.43     1.93    1.32
Portfolio turnover rate (%)                 14.04   23.52   25.60    32.71   18.79



                                        PERIOD ENDED
                                         AUGUST 31,
CLASS B                                   1999/1/
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period       7.02
                                         -------
  Net investment income                     .07
  Net realized and unrealized gains         .27
                                         -------
Total from investment operations            .34
                                         -------
Net asset value, end of period             7.36
                                         =======
Total return (%)/2/                        4.84

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000          220
Ratios to average net assets: (%)
  Expenses                                 2.21/3/
  Net investment income                    1.38/3/
Portfolio turnover rate (%)               14.04





CLASS C                                                YEAR ENDED AUGUST 31,
--------------------------------------------------------------------------------------
                                            1999/1/   1998    1997     1996   1995/4/
--------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year           6.78    9.42    8.47     8.75    7.87
                                            ----------------------------------------
  Net investment income                       .08     .08     .07      .13     --
  Net realized and unrealized gains (losses   .65   (2.05)    1.75     .67     .88
                                            ----------------------------------------
Total from investment operations              .73   (1.97)   1.82      .80     .88
  Dividends from net investment income       (.06)   (.08)    (.08)   (.10)     --
  Distributions from net realized gains      (.18)   (.59)    (.79)   (.98)     --
                                            ----------------------------------------
Total distributions                          (.24)   (.67)   (.87)   (1.08)     --
                                            ----------------------------------------
Net asset value, end of year                 7.27    6.78    9.42     8.47    8.75
                                            ========================================
Total return (%)/2/                         11.28  (22.44)  23.42    10.74   11.18

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)       29,523  38,287   43,071  15,483    2,569
Ratios to average net assets: (%)
  Expenses                                  2.13    2.03    2.05     2.07     2.11/3/
  Net investment income                     1.11     .96     .75     1.23      .16/3/
Portfolio turnover rate (%)                14.04   23.52   25.60    32.71    18.79


1. Based on average weighted shares outstanding. The effective date of Class B shares was January 1, 1999.

2. Total return does not include sales charges and is not annualized.

3. Annualized.

4. For the period May 1, 1995 (effective date) to August 31, 1995.




YOUR ACCOUNT

CHOOSING A SHARE CLASS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PENCIL MARKING AN "X"]

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A                    CLASS B                      CLASS C
--------------------------------------------------------------------------------
o Initial sales charge    o  No initial sales charge   o Initial sales charge
  of 5.75% or less                                       of 1%

o Deferred sales charge   o Deferred sales charge of   o Deferred sales charge
  of 1% on purchases of     4% on shares you sell        of 1% on shares you
  $1 million or more        withinn the first year,      sell within 18 months
  sold within 12 months     decliing to 1% within
                            six years and eliminated
                            after that

o Lower annual expenses   o Higher annual expenses    o Higher annual expenses
  than Class B or C due     than Class A (same as       than Class A (same as
  to lower distribution     Class C) due to higher      Class B) due to higher
  fees                      distribution fees.          distribution fees. No
                            Automatic conversion to     conversion to Class A
                            Class A shares after        shares, so annual
                            eight years, reducing       expenses  do not
                            future annual expenses.     decrease.





SALES CHARGES - CLASS A


                                      THE SALES CHARGE
                                      MAKES UP THIS %       WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT        OF THE OFFERING PRICE    OF YOUR NET INVESTMENT
----------------------------------------------------------------------------------
Under $50,000                             5.75                  6.10
$50,000 but under $100,000                4.50                  4.71
$100,000 but under $250,000               3.50                  3.63
$250,000 but under $500,000               2.50                  2.56
$500,000 but under $1 million             2.00                  2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 19), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 18).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN                 THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM               YOUR PROCEEDS AS A CDSC
---------------------------------------------------------------------------
1 Year                                                     4
2 Years                                                    4
3 Years                                                    3
4 Years                                                    3
5 Years                                                    2
6 Years                                                    1
7 Years                                                    0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 18). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.


DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                   THE SALES CHARGE
                                    MAKES UP THIS %       WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT      OF THE OFFERING PRICE    OF YOUR NET INVESTMENT
--------------------------------------------------------------------------------
Under $1 million                          1.00                  1.01


        WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES,
 SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.



CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.


[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 24 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.


o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.


o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

                   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE
                APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.


REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Plan Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.



BUYING SHARES
------------------------------------------------------------------------------
[INSERT GRAPHIC OF PEN AND PAPER]


MINIMUM INVESTMENTS
--------------------------------------------------------------------------------------------
                                                                  INITIAL        ADDITIONAL
--------------------------------------------------------------------------------------------
Regular accounts                                                   $1,000           $50
--------------------------------------------------------------------------------------------
UGMA/UTMA accounts                                                  $100            $50
--------------------------------------------------------------------------------------------
Retirement accounts
(other than IRAs, IRA rollovers, Education IRAs or Roth IRAs)     no minimum     no minimum
--------------------------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth IRAs                    $250            $50
--------------------------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs                       $250            $50
--------------------------------------------------------------------------------------------
Full-time employees, officers, trustees and directors of
Franklin Templeton entities, and their immediate family members     $100            $50
--------------------------------------------------------------------------------------------


                 PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A
              FUND ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICION.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).



BUYING SHARES
--------------------------------------------------------------------------------
                     OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[Graphic Shaking
 Hands]
THROUGH YOUR         Contact your investment       Contact your investment
INVESTMENT           representative                representative
REPRESENTATIVE

--------------------------------------------------------------------------------
[Graphic Envelope]
BY MAIL              Make your check payable       Make your check payable to
                     to Templeton Global           Templeton Global Smaller
                     Smaller Companies Fund,       Companies Fund, Inc. Include
                     Inc.                          your account number on the
                                                   check.
                     Mail the check and your
                     signed application to         Fill out the deposit slip
                     Investor Services.            from your account statement.
                                                   If you do not have a slip,
                                                   include a note with your
                                                   name, the fund name, and
                                                   your account number.

                                                   Mail the check and deposit
                                                   slip or note to Investor
                                                   Services.

--------------------------------------------------------------------------------
[Graphic Lightning]
BY WIRE              Call to receive a wire        Call to receive a wire
                     control number and wire       control number and wire
1-800/632-2301       instructions.                 instructions.
(or 1-650/312-2000
collect)             Wire the funds and mail       To make a same day wire
                     your signed application       investment, please call us
                     to Investor Services.         by 1:00 p.m. Pacific time and
                     Please include the wire       make sure your wire arrives
                     control number or your        by 3:00 p.m.
                     new account number on the
                     application.

                     To make a same day wire
                     investment, please call us
                     by 1:00 p.m. Pacific time
                     and make sure your wire
                     arrives by 3:00 p.m.

--------------------------------------------------------------------------------
[Graphic Arrows]
BY EXCHANGE          Call Shareholder Services     Call Shareholder Services
                     at the number below, or       at the number below or our
TeleFACTS(R)         send signed written           automated TeleFACTS system,
1-800/247-1753       instructions. The TeleFACTS   or send signed written
(around-the-clock    system cannot be used to      instructions.
access)              open a new account.
                                                   (Please see page 24 for
                     (Please see page 24 for       information on exchanges.)
                     information on exchanges.)
-------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                         ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



 INVESTOR SERVICES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PERSON WITH HEADSET]

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.


[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.



Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
29).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.



SELLING SHARES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A CERTIFICATE]


You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]


We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.



SELLING SHARES
------------------------------------------------------------------------------------------------------
                              TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------------------------------
[GRAPHIC OF HANDSHAKE]

THROUGH YOUR INVESTMENT       Contact your investment representative.
REPRESENTATIVE

------------------------------------------------------------------------------------------------------
[GRAPHIC OF ENVELOPE]         Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or
BY MAIL                       trust accounts may need to send additional documents.

                              Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                              A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
------------------------------------------------------------------------------------------------------
[GRAPHIC OF TELEPHONE]
BY PHONE                      As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone
1-800/632-2301                within the last 15 days, you can sell your shares by phone.

                              A check will be mailed to the name(s) and address on the account.
                              Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
------------------------------------------------------------------------------------------------------

[GRAPHIC OF THREE
LIGHTNING BOLTS]
BY ELECTRONIC FUNDS           You can call or write to have redemption proceeds sent to a bank
   TRANSFER (ACH)             account. See the policies above for selling shares by mail or phone.

                              Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file.  If we do not have this information, you will need
                              to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

                              If we recevie your requests received in proper form by 1:00 p.m.
                              Pacific time, porceeds sent by ACH generally will be available within two to three business days.
------------------------------------------------------------------------------------------------------
[GRAPHIC OF ARROWS]
BY EXCHANGE                   Obtain a current prospectus for the fund you are considering.


TeleFACTS(R)                  Call Shareholder Services at the number below or our automated
1-800/247-1753                TeleFACTS system, or send signed written instructions. See the
(around-the-clock access)     policies above for selling shares by mail or phone.

                              If you hold share certificates, you will need to return them to the fund before your exchange can be processed.
------------------------------------------------------------------------------------------------------


              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                         ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


ACCOUNT POLICIES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PEN AND PAPER]

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the fund's transfer agent. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.


ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.


o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.


o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                           CLASS A     CLASS B   CLASS C
-------------------------------------------------------------------------------
COMMISSION (%)                                --         4.00     2.00
Investment under $50,000                     5.00         --       --
$50,000 but under $100,000                   3.75         --       --
$100,000 but under $250,000                  2.80         --       --
$250,000 but under $500,000                  2.00         --       --
$500,000 but under $1 million                1.60         --       --
$1 million or more                      up to 1.00/1/     --       --
12B-1 FEE TO DEALER                          0.25       0.25/2/   1.00/3/


A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans/1/ and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.


1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.


QUESTIONS
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[INSERT GRAPHIC OF A QUESTION MARK]


If you have any questions about the fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.




                                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME               TELEPHONE NUMBER          MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------------------
Shareholder Services          1-800/632-2301           5:30 a.m. to 5:00 p.m.
                                                       6:30 a.m. to 2:30 p.m. (Saturday)

Fund Information              1-800/DIAL BEN           5:30 a.m. to 8:00 p.m.
                             (1-800/342-5236)          6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Plan Services      1-800/527-2020           5:30 a.m. to 5:00 p.m.
Dealer Services               1-800/524-4040           5:30 a.m. to 5:00 p.m.
Institutional Services        1-800/321-8563           6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)        1-800/851-0637           5:30 a.m. to 5:00 p.m.






FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.




Investment Company Act file #811-3143                            103 P 01/00